Exhibit 99.1

CHINESEINVESTORS.COM, inc.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS OF

SERIES D-2017 CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 23-1-34-2 OF THE iNdiana COde

The undersigned, Wei Wang (Warren Wang), does hereby certify that:

1.        He is the Chief Executive Officer of ChineseInvestors.com, Inc. an Indiana corporation (the “Corporation”).

2.        The Corporation is authorized to issue up to 20,000,000 shares of Preferred stock.

3.       2,003,776 shares of Series A- 2012 Convertible Preferred Stock have been issued for total proceeds of $2,003,776. The terms of the preferred stock allow the holder to convert each share of preferred stock into 1.25 shares of common stock at any time after nine (9) months from the date of issuance. The holders of shares of preferred stock were entitled to receive a dividend of $0.06 per share per annum for the first two (2) years from the issuance of the instruments. The Company maintained the right to suspend the dividend at its discretion if it is deemed necessary. 565,000 shares of the Series A-2012 remain unconverted.

4.       In the years ended May 31, 2016 and 2015, respectively, the Company issued 650,000 and 1,885,000 shares of preferred stock as Series B-2014 Convertible Preferred Stock for total proceeds of $2,535,000. The terms of the preferred stock allow the holder to convert each share of preferred stock into 2.5 shares of common stock at any time after six (6) months from the date of issuance. The holders of shares of preferred stock shall have the right to one vote for each share of common stock into which such preferred stock could convert. The holders of shares of preferred stock are entitled to receive a dividend of $0.06 per share per annum for the first two (2) years from the issuance of the instruments. The Company maintained the right to suspend the dividend at its discretion if it is deemed necessary. 1,300,000 shares of the Series B-2014 Convertible Preferred Stock remain unconverted.

5.       IN THE YEAR ENDED MAY 31, 2017 THE COMPANY ISSUED 5,000,043 SHARES OF PREFERRED STOCK AS SERIES C-2016 CONERTIBLE PREFERRED STOCK FOR TOTAL PROCEEDS OF $5,000,043. THE TERMS OF THE SERIES C-2016 PREFERRED STOCK ALLOW THE HOLDER TO CONVERT EACH SHARE OF PREFERRED STOCK INTO 3 SHARES OF COMMON STOCK AT ANY TIME. THE HOLDERS OF SHARES OF SERIES C-2016 PREFERRED STOCK SHALL HAVE NO RIGHT TO VOTE. THE HOLDERS OF SHARES OF SERIES C-2016 PREFERRED STOCK ARE ENTITLED TO RECEIVE A SEMI-ANNUAL DIVIDEND OF $0.06 PER SHARE PER ANNUM FOR THE FIRST YEAR FROM THE ISSUANCE OF THE INSTRUMENTS. THE COMPANY MAINTAINED THE RIGHT TO SUSPEND THE DIVIDEND AT ITS DISCRETION IF IT IS DEEMED NECESSARY. ALL OF THE SHARES OF THE SERIES C-2016 CONVERTIBLE PREFERRED STOCK REMAIN UNCONVERTED.

6. The Board is authorized to issue these shares of Series D-2017 Convertible Preferred Stock without further action by the shareholders.

7. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 20,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 10,000,000 shares of Series D-2017 preferred stock.

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NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Common Stock” shall mean the Corporation’s common stock, par value $0.001 per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Holder” shall mean a holder of shares of Series D-2017 Preferred Stock.

“Conversion” shall have the meaning set forth in Section 5(a) hereof.

“Conversion Time” shall have the meaning set forth in Section 5(a) hereof.

“Optional Conversion” shall mean the right of a Holder to convert a share of Preferred Stock to 2 shares of Common Stock at any time upon notice to the Corporation in accordance with Section 5(b).

“Preferred Stock” shall have the meaning set forth in Section 2 hereof.

“Purchase Price” shall mean the one dollar ($1) initial sales price of a share of series D-2017 Preferred Stock.

Section 2. Designation, Amount and Par Value. The series of preferred stock issued pursuant to this Certificate of Determination shall be designated as “Series D-2017 Convertible Preferred Stock” (the “Preferred Stock”) and the number of shares so designated shall be 10,000,000 shares. Each share of Preferred Stock shall have a par value of $0.001 per share.

Section 3. Dividends. The Holders shall be entitled to receive dividends payable as declared by the Board of Directors equal to 6% of Purchase Price per year, payable semi-annually with any unpaid dividends to accrue in arrears on the shares of Preferred Stock. The Board of Directors is solely responsible to determine the duration of these payments noting they shall be in force for a period of not less than two (2) years from the date of investment.

Section 4. No Voting Rights. Except as otherwise required by law, each share of Preferred Stock shall have no voting rights.

Section 5. Conversion.

(a)       Conversion. Upon a Conversion, the Holders will be entitled to receive, for every share of Preferred Stock, two (2) Shares of Common Stock.

(b)       Conversion Procedure. A Holder desiring to convert any or all of his shares of Preferred Stock to Common Stock shall send written notice of the Conversion to the Company. Upon receipt of such notice, the Company shall notify the Holder that the conversion has been effected and the Holder shall surrender his, her or its certificate or certificates for all such shares of Preferred Stock (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. Certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered Holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Preferred Stock converted pursuant to Section 5(a) hereof will terminate at the Conversion (notwithstanding the failure of any of the Holders to surrender the certificates at or prior to such time), except only the rights of the Holders, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 5.2. As soon as practicable after the Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for the Preferred Stock, the Corporation shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of shares of Common Stock issuable on such conversion in accordance with the provisions hereof. Such converted Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares Preferred Stock accordingly.

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(c)       Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d)       Notices. Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each Holder of record at the address of such holder appearing on the books of the Corporation.

Section 6. No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of Preferred Stock against impairment.

Section 7. Waiver. Any of the rights, powers, preferences and other terms of the Preferred Stock set forth herein may be waived on behalf of all Holders by the affirmative written consent or vote of the Holders of a majority of the shares of Preferred Stock then outstanding.

Section 8. Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate in the name and on behalf of ChineseInvestors.com, Inc. as of the 27th day of July, 2017, and the statements contained herein are affirmed as true under penalty of perjury.

/s/ Wei Wang
Wei Wang, Chief Executive Officer